Exhibit 10.23

SUBLEASE

Sublandlord:	HOST HOTELS & RESORTS, L.P.

Subtenant:	OCTERNAL THERAPEUTICS, INC.

Premises:	Suite 300

Building:	12230 El Camino Real San Diego, California

SUBLEASE

THIS SUBLEASE (this “Sublease”) is entered into as of May 22, 2019 by and between Host Hotels & Resorts, L.P., a Delaware limited partnership (“Sublandlord”), and Oncternal Therapeutics, Inc., a Delaware corporation (“Subtenant”).

WITNESSETH:

WHEREAS, pursuant to an Office Lease dated September 1, 2015, by and between Cognac Del Mar Owner II, LLC, a Delaware limited liability company (“Landlord”), and Sublandlord (the “Prime Lease”) covering approximately 4,677 rentable square feet on the third floor known as Suite 300, as further described in the Prime Lease (the “Prime Lease Premises”), of the building located at 12230 El Camino Real, San Diego, California (the “Building”);

WHEREAS, the Prime Lease expires as of May 31, 2021 (“Prime Lease Expiration Date”), subject to extension or earlier termination; and

WHEREAS, Sublandlord desires to sublease to Subtenant, and Subtenant desires to sublease from Sublandlord, all of the Prime Lease Premises on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Subleasing of the Premises. Sublandlord hereby does sublease to Subtenant, and Subtenant does hereby sublease from Sublandlord, upon and subject to the provisions of this Sublease, the entire Prime Lease Premises as outlined on Exhibit A attached hereto and further described in the Prime Lease (also known herein as the “Premises”). Such rentable square footage of the Premises is hereby stipulated by Sublandlord and Subtenant and shall not be subject to any re-measurement.

2.Term.

a.Subject to the other provisions of this Sublease (including, but not limited to, Paragraph 23), this Sublease shall be and continue in full force and effect for a term (“Term”) commencing on the later of (i) the date Sublandlord delivers to Subtenant possession of the Premises in the Delivery Condition (defined below), or (ii) the date Landlord delivers the Consent (as defined below) to this Sublease (“Commencement Date”) and expiring at 11:59 p.m. on March 31, 2021 (“Expiration Date”), unless sooner terminated as hereinafter provided. Notwithstanding the foregoing, if Subtenant occupies the Premises for the actual day-to-day operation of its business prior to the Commencement Date described above, then the Commencement Date shall be moved earlier to such date Subtenant commences such occupation.

b.The taking of possession of the Premises by Subtenant on the Commencement Date shall constitute an acknowledgement by Subtenant that the Premises are in good condition and Sublandlord has provided the Premises in Delivery Condition.

1

US 164715972v7

c.Within ten (10) days of the request of either party, Sublandlord and Subtenant hereby agree to execute a Declaration, substantially in the form attached hereto and incorporated herein as Exhibit B, to confirm the Commencement Date and other matters set forth thereon. Failure to execute such Declaration shall not affect the commencement or expiration of the Term or the other matters described thereon.

3.Base Rent.

a.Subtenant, in consideration for the subleasing of the Premises, agrees to pay to Sublandlord the sum of One Hundred Sixty Five Thousand Seven Hundred Fifty- Six and 48/100 Dollars ($165,756.48) as annual base rent (“Base Rent”), payable in equal fixed monthly installments of Thirteen Thousand Eight Hundred Thirteen and 04/100 Dollars ($13,813.04) in advance on the first day of each month (“Monthly Base Rent”).

b.Subtenant shall pay the first month’s  Monthly  Base Rent to Sublandlord upon execution of this Sublease, being Thirteen Thousand Eight Hundred Thirteen and 04/100 Dollars ($13,813.04) (“Rent Payment”). Sublandlord shall apply such Rent Payment to the Monthly Base Rent due on the first full month following the Commencement Date. All such monthly installments shall be payable in advance and without demand, notice or (except as expressly provided in this Sublease) offset, on the first day of each calendar month during the Term at the address for Sublandlord stated in Paragraph 20, or at such other places as Sublandlord may from time to time designate in writing to Subtenant. If the Commencement Date is other than the first day of a month, or if this Sublease terminates or expires with respect to all or any part of the Premises on a date other than the end of a month, then the Monthly Base Rent shall be prorated to reflect such partial month. All of Subtenant’s obligations to pay all rental or monies due in or under this Sublease shall survive the expiration or earlier termination of this Sublease.

4.Security Deposit. Subtenant shall pay Sublandlord the sum of Thirteen Thousand Eight Hundred Thirteen and 04/100 Dollars ($13,813.04) at the time of the execution of the Sublease (“Security Deposit”) as security for Subtenant’s full and faithful performance of all covenants and conditions contained in the Sublease. Sublandlord shall have no obligation to maintain the Security Deposit in a separate account. If Subtenant defaults in respect of any of the terms, provisions, covenants and conditions of this Sublease, subject to applicable notice and cure periods, Sublandlord may use, apply, or retain the whole or any part of the Security Deposit for the payment of any Base Rent or other Rent (as defined herein) in default, or for any other sum which the Sublandlord may expend or be required to expend by reason of Subtenant’s default, including, without limitation, any damages or deficiency which shall have been incurred by Sublandlord before or after re-entry by Sublandlord. The Security Deposit may not be used or applied by Subtenant as a substitute for any Rent due, but may be so applied by Sublandlord at any time at Sublandlord’s sole option. The use, application or retention of the Security Deposit, or any portion thereof, by Sublandlord shall not prevent Sublandlord from exercising any other right or remedy provided by this Sublease or by law (it being intended that the Sublandlord shall not first be required to proceed against the Security Deposit) and shall not operate as a limitation on any recovery to which Sublandlord may otherwise be entitled. If any of the Security Deposit shall be so used, applied or retained by Sublandlord at any time or from time to time, Subtenant shall promptly, in each such instance, on written demand therefor by Sublandlord, pay the Sublandlord such additional sum in cash as may be necessary to restore the Security Deposit to the original amount set forth in the first sentence of this paragraph. To the extent such Security Deposit is not applied as set forth in this paragraph, Sublandlord shall return the

2

Security Deposit, or any balance thereof, to Subtenant after the later of thirty (30) days after: (a) the Expiration Date or earlier termination of the Term of this Sublease or (b) the date by which Subtenant has vacated the Premises in accordance with the terms hereof (“Outside Deposit Expiration Date”). Except as otherwise required by law, Subtenant shall not be entitled to any interest on the Security Deposit. In the event of a transfer of Sublandlord’s interest in the Prime Lease, Sublandlord shall transfer the Security Deposit to the transferee, whereupon Sublandlord shall be released from all liability for the return of the Security Deposit. Subtenant waives the provisions of California Civil Code Section 1950.7, and all other provisions of law now in force or that become in force after the date of execution of this Sublease, that restrict Sublandlord’s use or application of the Security Deposit or that provide specific time periods for return of the Security Deposit.

5.Additional Rent. Subtenant shall have no obligation to pay to Sublandlord any amount for “Excess Expenses” (as defined in Section 4.3 of the Prime Lease). Within thirty (30) days after receipt of an invoice from Sublandlord accompanied by reasonable supporting written documentation, Subtenant shall reimburse Sublandlord for any additional rent or charges incurred by Sublandlord in accordance with the terms of the Prime Lease (excluding Sublandlord’s obligation to pay Monthly Basic Rent [as defined in Section 3.1 of the Prime Lease] to Landlord and Sublandlord’s obligation to pay the Excess Expenses), which rent or charges were incurred at the request of Subtenant in connection with this Sublease or the Premises, or as a result of Subtenant’s actions or inactions with respect to the Premises. The foregoing includes without limitation rent or charges for nonstandard janitorial services and overtime HVAC. All electricity used by Subtenant in the Premises shall be paid by Subtenant by separate charge billed by the applicable utility company and payable directly by Subtenant prior to delinquency.

6.Services. Notwithstanding anything contained in this Sublease, Subtenant agrees and acknowledges that Sublandlord shall have no obligation or responsibility whatsoever to provide or perform any service, repair, restoration, maintenance, alteration or other similar obligation which is the obligation of Landlord to provide or perform pursuant to the provisions and terms of the Prime Lease, except that Sublandlord covenants to use its commercially reasonable efforts to require Landlord to perform and provide all such service, repair, restoration, maintenance, alteration, and other obligations pursuant to the provisions of the Prime Lease at Subtenant’s request, which commercially reasonable efforts shall not include commencing litigation against Landlord. Subtenant shall not make any claim against Sublandlord for any damage which may arise, nor shall Subtenant’s obligations hereunder be diminished, by reason of: (i) the failure of Landlord to keep, observe or perform any of its obligations pursuant to the Prime Lease; or (ii) the acts or omissions of Landlord or its agents, contractors, subcontractors, servants, employees, tenants (except Sublandlord), invitees or licensees or other third parties. Subtenant hereby releases Sublandlord from the performance or observance of any agreement or obligation of Landlord under the Prime Lease and agrees that if Landlord shall default in the performance or observance of any such agreement or obligation under the Prime Lease, either for the furnishing of utilities or services or otherwise, Sublandlord shall not be liable therefor to Subtenant. Any condition resulting from such default by Landlord shall not constitute an eviction, actual or constructive, and Subtenant shall not be entitled to cancel this Sublease or to otherwise modify, release or alter its obligations hereunder. The provisions of this Paragraph shall survive the expiration or earlier termination of the Term hereof. Notwithstanding anything in this Paragraph to the contrary, if Sublandlord is entitled to any recovery from Landlord or to offset rental payments or other amounts, as a result of Landlord’s failure to perform any of its obligations under the Prime Lease, Subtenant shall, in the event of such failure, be entitled to the same proportionate recovery or offset from Sublandlord as Sublandlord has in fact received from Landlord to the extent such failure or interruption relates directly to the Premises, Subtenant’s use or occupancy thereof or other rights of Subtenant hereunder. Subtenant, at its cost, shall obtain and maintain pest control for the Premises to the extent not provided by the Landlord as a service under the Prime Lease.

3

7.Condition of Premises; Alterations; Maintenance; and Restoration.

a.On or prior to the Commencement Date, Sublandlord shall deliver sole and exclusive possession of the Premises to Subtenant broom clean, vacant, free of all personal property other than the FF&E (defined below), and otherwise in its “as is” “where is” condition as of the date of execution of this Sublease (“Delivery Condition”), and Subtenant agrees to accept the Premises in such condition. Sublandlord is not obligated to perform any improvements or alterations to the Premises or to provide to Subtenant any tenant improvements or allowances. Sublandlord makes no representations or warranties concerning the Premises except as specifically set forth in this Sublease. Notwithstanding anything to the contrary herein, Sublandlord shall not be deemed to be providing to Subtenant any of the representations or warranties provided by Landlord to Sublandlord under the Prime Lease. Subtenant hereby waives the provisions of Sections 1932, 1941 and 1942 of California Civil Code and of any similar law, statute or ordinance now or hereafter in effect, as well as any other waivers of applicable laws, statutes or ordinances set forth in the Prime Lease.

b.Any alterations or improvements that Subtenant desires to make to the Premises shall be subject to the terms of the Prime Lease with respect to alterations and improvements, with such terms and requirements benefiting both Landlord as well as the Sublandlord. Subtenant shall pay for all fees charged by Landlord in connection with any alterations being performed by, through, under or on behalf of Subtenant in or about the Premises. Sublandlord, at no expense to Sublandlord, shall reasonably cooperate with any requests by Subtenant for obtaining the approval of Landlord to any improvements or alterations Subtenant desires to make to the Premises.

c.Subtenant shall maintain the Premises in as good order and condition as when the Premises were delivered to it by Sublandlord, shall not commit or allow any waste or damage to be committed on any portion of the Premises, and shall comply with all obligations, laws, orders and regulations which are imposed on the Sublandlord, as Tenant under the Prime Lease and which are applicable to the Premises or Subtenant’s use thereof. At the termination of this Sublease, by lapse of time or otherwise, Subtenant shall deliver the Premises to Sublandlord in as good order and condition as when the Premises were delivered to Subtenant by Sublandlord (subject to the terms of Paragraph 7.d below), vacant and broom clean with reasonable wear and tear excepted, subject to the other provisions of this Sublease.

d.On or before the Expiration Date, or earlier termination of this Sublease, Subtenant shall remove from the Premises, at its expense, all of its personal property (including, without limitation, the FF&E, defined below, to the extent the same is deemed Subtenant’s personal property as set forth below). All fixtures, equipment, improvements, and installations which Subtenant attached to, or built into, the Premises as Subtenant’s alterations are deemed to be the property of Sublandlord (or Landlord if required by the Prime Lease), and upon termination or expiration of this Sublease, shall remain part of the Premises. Notwithstanding the foregoing, Subtenant shall remove all alterations made by or on behalf of Subtenant or anyone claiming by, through or under Subtenant upon the termination or expiration of the Term to the extent Landlord (or the Prime Lease) requires Subtenant (or Sublandlord) to remove the same in accordance with the terms of the Prime Lease. In no event shall Subtenant be required to remove or restore alterations at the end of the Term made by, through or on behalf of Sublandlord prior to the

4

Commencement Date. If Subtenant is required to remove its alterations, Subtenant shall promptly repair any damage caused by such removal. If Subtenant fails to so remove such alterations and/or repair and restore the Premises as a result of Subtenant’s removal by the end of the Term, Subtenant agrees promptly to reimburse Sublandlord for the reasonable cost of such removal and/or repairs and restoration required as the result of damage from such removal done to the Premises or the Building by Subtenant so as to restore the Premises or the Building to the condition required under Paragraph 7.c above. All property permitted or required to be removed by Subtenant upon the Expiration Date or earlier termination of this Sublease which remains on the Premises after the Expiration Date or sooner termination shall be deemed abandoned and may, at the election of the Sublandlord, either be retained as Sublandlord’s property or may be removed from the Premises by Sublandlord at Subtenant’s expense. Subtenant shall pay any such expenses to Sublandlord within thirty (30) days after written demand accompanied by reasonably supporting written documentation as additional rent hereunder.

8.Assignment and Subletting. The terms and provisions of the Prime Lease with respect to assignment and subletting shall apply as between Sublandlord and Subtenant as if Sublandlord were “Landlord” and Subtenant were “Tenant”. Landlord shall retain all rights, and Subtenant shall comply with all obligations and conditions, with respect to any assignment and subletting hereunder as set forth in the Prime Lease.

9.Limitation on Liability. The obligations of Sublandlord and Subtenant under this Sublease do not constitute personal obligations of the individual officers, directors, employees, shareholders, partners, members, shareholders or other owners of interests in Sublandlord and Subtenant, and neither party shall seek recourse against any of the same or any of their personal assets for satisfaction of any liability of a party under this Sublease.

10.Default. This Sublease is subject to the limitation that if at any time during the Term any one or more of the following events (“Default”) shall occur:

a.Subtenant fails to pay any item of Base Rent and/or additional rent, or any other charge or sum required to be paid by Subtenant under this Sublease (collectively, “Rent”)  when  due  and  payable  hereunder,  which  failure  is  not   cured   within  three (3) business days after written notice from Sublandlord that such amount was not paid when due, provided that if Subtenant has previously received one (1) or more notices from Sublandlord during the immediately preceding twelve (12) month period stating that Subtenant failed to pay any amount required to be paid by Subtenant under this Sublease when due, then Sublandlord shall not be required to deliver any notice to Subtenant and a default shall immediately occur upon any failure by Subtenant to pay any rent or any other charge required to be paid under the Sublease when due; or

b.Except where a specific time period is otherwise set forth for Subtenant’s performance in this Sublease or Sublandlord’s performance under the Prime Lease, in which event the failure to perform by Subtenant within such time period shall be a default under this Paragraph 10.b, Subtenant fails to perform or observe any of its other requirements under this Sublease and such failure shall continue for a period of thirty (30) days after written notice thereof from Sublandlord to Subtenant, or such longer period as may be reasonably required to cure such violation or failure if the same is not able to be cured within such thirty (30) day period, provided

5

Subtenant is diligently pursuing such cure and provided further that the continuance of which will not subject Sublandlord or Landlord to the risk of criminal liability, cause a termination of the Sublease or the Prime Lease, or cause a default by Sublandlord under the Prime Lease; or

c.Subtenant becomes insolvent, fails to pay its debts as they fall due, files a petition under any chapter of the U.S. Bankruptcy Code, 11 U.S.C. et seq., as it may be amended (or similar petition under any insolvency law of any jurisdiction), or if such petition is filed against Subtenant and such proceeding is not dismissed within ninety (90) days after the filing thereof; or

d.If there is, with respect to Subtenant, any dissolution, liquidation, composition, financial reorganization or recapitalization with creditors, Subtenant makes an assignment for the benefit of creditors, or if a receiver, trustee or similar agent is appointed or takes possession with respect to any property of the Subtenant; or

e.The leasehold hereby created is taken on execution or other process of law in any action against Subtenant; then, and in any such case, Sublandlord shall have the right to exercise all remedies set forth in Section 23.2 of the Prime Lease and other applicable sections of the Prime Lease as if Sublandlord were “Landlord” (as defined in the Prime Lease), Subtenant were “Tenant” (as defined in the Prime Lease), the Premises were the “Premises” (as defined in the Prime Lease), the Term were the “Term” (as defined in the Prime Lease), all monies due by Subtenant to Sublandlord under this Sublease were the “Rent” (as defined in the Prime Lease) and the Base Rent were the “Monthly Basic Rent” (as defined in the Prime Lease). The rights and remedies granted to Sublandlord herein are cumulative and in addition to any others Sublandlord may be entitled to at law or in equity.

11.Insurance Obligations. Subtenant shall obtain, deliver and maintain the insurance required to be carried by Sublandlord as Tenant under the terms of the Prime Lease and provide indemnities and waivers of claims as set forth therein. Such provisions of the Prime Lease shall inure to the benefit of Sublandlord and Landlord, including, without limitation, making Sublandlord an additional insured as required thereunder. Notwithstanding anything to the contrary herein, Sublandlord shall not be required to carry the insurance required to be carried by Landlord.

12.FF&E. Sublandlord shall make available to Subtenant, at no cost to Subtenant, for its exclusive use during the Term the furniture, fixtures and equipment, artwork, and AV equipment listed on Exhibit C (“FF&E”); provided, however that the FF&E shall not include, and Subtenant shall not have the use of, the security system serving the Premises. Subtenant accepts such FF&E in their “as is” condition, and Sublandlord makes no representation or warranty with respect to their condition. Subtenant acknowledges that such FF&E has been used and/or refurbished prior to the Commencement Date. Subtenant shall be liable for any damage to the FF&E, other than ordinary wear and tear, and shall be solely responsible for all costs associated with the insurance, maintenance, cleaning and repair of the FF&E and any taxes related thereto. All FF&E shall remain the property of Sublandlord and shall be surrendered to Sublandlord with the Premises upon the expiration of the Term in substantially the same condition they were in upon the Commencement Date, ordinary wear and tear excepted, subject to the following provisions. Notwithstanding the foregoing, at Sublandlord’s option, Subtenant shall be deemed to have acquired the FF&E for the sum of $1.00 (which amount will be deducted from the Security Deposit) as of the Expiration Date (or earlier termination date) from Sublandlord free and clear of all liens and shall remove the FF&E as part of Subtenant’s obligations to remove Subtenant’s

6

personal property from the Premises at the end of the Term. Upon the request of either Sublandlord or Subtenant, subject to the foregoing, the parties shall execute a bill of sale confirming the foregoing transfer of title.

13.Landlord Provisions. Except to the extent stated specifically to the contrary herein, whenever  under the Prime Lease  Sublandlord must comply with particular requirements (such as obtaining insurance) or act or perform (such as to indemnify, hold harmless or reimburse) for the benefit of Landlord, Subtenant shall also comply or act for the benefit of Sublandlord and Landlord. If Subtenant desires to take an action which, under the applicable provisions of the Prime Lease, requires the approval or consent of Landlord, Subtenant shall not take such action until Landlord has provided its approval or consent in connection therewith.

14.Prime Lease.

a.This Sublease is and shall be subject and subordinate to the Prime Lease, any and all ground or underlying leases affecting the Building or the land underlying the Building, and any and all mortgages or deeds of trust which may now or hereafter encumber or affect such leases, land, and Building and to all renewals, modifications, consolidations, replacements and extensions of any such leases, mortgages and deeds of trust (collectively, the “Documents”). The provisions of this paragraph shall be self-operative and shall require no further consent or agreement by Subtenant. Subtenant agrees, however, to execute within five (5) days after delivery any consent or agreement to confirm that this Sublease is and shall be subject and subordinate to the Documents, which is reasonably requested by Sublandlord or Landlord or any applicable lessor, mortgagee or beneficiary in connection with this paragraph. Sublandlord shall have no obligation to obtain any non-disturbance agreements from Landlord or any mortgagees, beneficiaries or lessors. If the Prime Lease or any ground lease terminates prior to the Expiration Date, this Sublease shall also terminate on the date that the Prime Lease or any such ground lease terminates.

b.Subtenant acknowledges that it has received and reviewed the Prime Lease (redacted to remove certain information). Subtenant’s rights pursuant to this Sublease are subject and subordinate at all times to the Prime Lease and to all of the terms, covenants, and agreements of the Prime Lease. Subtenant shall not do or permit anything to be done in, or in connection with Subtenant’s use or occupancy of, the Premises, which would violate any of the terms, covenants, or agreements of the Prime Lease. Except as modified hereby, except for any provisions of this Sublease which conflict with the Prime Lease (in which case the provisions of this Sublease shall control as between Sublandlord and Subtenant) and except as provided in Paragraph 14.c below, Sublandlord shall have the same obligations to Subtenant and rights against Subtenant with respect to this Sublease, as the “Landlord” has with respect to and against the “Tenant” pursuant to the Prime Lease, and Subtenant shall have the same obligations to Sublandlord and rights against Sublandlord with respect to this Sublease as the “Tenant” has with respect to and against the “Landlord” pursuant to the Prime Lease. In furtherance thereof, for purposes of this Sublease, references to the “Premises” in the Prime Lease shall be construed to mean the “Premises”; references to “Landlord” in the Prime Lease shall be construed to mean “Sublandlord”; references to “Tenant” in the Prime Lease shall be construed to mean “Subtenant”, and references to “Monthly Basic Rent” in the Prime Lease shall be construed to mean “Base Rent”. Sublandlord may enforce directly against Subtenant any of the rights and remedies granted to Landlord pursuant to the Prime Lease. Nothing in this Sublease shall be construed or interpreted to grant any greater rights than the Sublandlord has received as Tenant from Landlord pursuant to the Prime Lease.

7

c.In the event of a conflict between the terms of the Prime Lease and the terms of this Sublease, as between Sublandlord and Subtenant, the terms of the Sublease shall control to the extent they are inconsistent with the terms of the Prime Lease and their respective counterpart provisions in the Prime Lease shall be excluded to such extent. In addition, the following sections and exhibits of the Prime Lease shall not apply to this Sublease as between Sublandlord and Subtenant: Section 2.2 (“Option to Extend”), Section 8 (“Brokers”), and Exhibit “C” (“Work Letter”).

d.Subtenant also acknowledges and has read the provision of Section 11.4 (“Accessibility Disclosure”) of the Prime Lease. A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.

e.This Sublease, together with the exhibits attached hereto and the Prime Lease, contains the entire agreement between the parties regarding the subject matter contained herein and all prior negotiations and agreements are merged herein. If any provisions of this Sublease are held to be invalid or unenforceable in any respect, the validity, legality, or enforceability of the remaining provisions of this Sublease shall remain unaffected. This Sublease may not be modified or amended in any manner other than by a written agreement signed by the party to be charged.

f.Subtenant acknowledges that, under the Prime Lease, Sublandlord has expressly waived certain rights and remedies that might otherwise be available to tenants under California statutory and common law. Subtenant agrees that its rights under the Sublease are expressly subject to such waivers and that Subtenant is hereby making each of those waivers in favor of Sublandlord.

15.Sublandlord’s Covenants, Representations and Warranties.

a.Sublandlord represents and warrants, as of the date hereof, to Subtenant as follows: (a) Sublandlord has delivered to Subtenant true and correct copies of the Prime Lease and has not been further modified, amended, or supplemented except as expressly set out herein (which may have been redacted to eliminate certain economic provisions which have no bearing upon this Sublease); (b) to Sublandlord’s actual knowledge, the Prime Lease is in full force and effect; and (c) to Sublandlord’s actual knowledge, neither Sublandlord nor Landlord are in default of the Prime Lease.

b.Sublandlord covenants to Subtenant that, so long as Subtenant is not in default of this Sublease: (a) Sublandlord shall, during the Term, timely perform each of its material obligations under the Prime Lease, unless performance is prevented or impaired by the act or omission of Subtenant; and (b) without first receiving the prior written consent of Subtenant (which will not be unreasonably withheld, conditioned or delayed), Sublandlord shall not terminate, amend or modify the Prime Lease in a manner which would materially adversely affect Subtenant’s rights under this Sublease.

8

16.Broker. Sublandlord and Subtenant represent to each other that they have not dealt with any brokers in connection with this Sublease other than JLL, as “Sublandlord’s Broker”, and Re:Align, Inc., as “Subtenant’s Broker,” and the parties shall indemnify and hold each other harmless from and against any and all liability, loss, damage, expense, claim, action, demand, suit, or obligation, including but not limited to reasonable attorneys’ fees, arising out of or relating to a respective breach of this representation. Sublandlord shall pay Sublandlord’s Broker and cause Sublandlord’s Broker to pay Subtenant’s Broker any fee or commission due them in connection with this Sublease in accordance with a separate agreement or agreements.

17.Signage. Any suite, directional and lobby directory signage (“Signage”) for Subtenant shall be subject to the approval of Landlord pursuant to the Prime Lease and shall be at Subtenant’s expense. Sublandlord shall use reasonable efforts to obtain Landlord’s approval of Subtenant’s desired Signage. In the event Landlord does not approve any or all of such Signage, Sublandlord shall not be liable to Subtenant therefor.

18.Parking. Subtenant shall have the right, but not the obligation, to obtain from either the Landlord or the applicable parking facility operator, on a month-to-month basis, all or part of the number of parking passes to which Sublandlord is entitled under the Prime Lease (as further described in Section 6.2 to the Prime Lease), all subject to the terms (including the rental therefor) and conditions set forth in the Prime Lease.

19.Holding Over. Sublandlord and Subtenant recognize and agree that the damage to Sublandlord resulting from any failure by Subtenant to timely surrender possession of the Premises upon the Expiration Date will be substantial, will exceed the amount of the monthly installments of Base Rent payable hereunder, and will be impossible to accurately measure. In the event that Subtenant shall not immediately surrender the Premises on the Expiration Date or earlier termination of the Term, Subtenant shall be required to pay each month of such hold-over tenancy one hundred fifty percent (150%) the Rent in effect during the last month of the Term of this Lease. In addition to any other rights and remedies Sublandlord may have hereunder or at law, Subtenant agrees that if possession of the Premises is not surrendered to Sublandlord in the condition required herein on or before the Prime Lease Expiration Date, then Subtenant shall pay to Sublandlord for each month and for any portion of each month during which Subtenant holds over in the Premises after the Prime Lease Expiration Date Sublandlord’s holdover damages under the Prime Lease with respect to the Prime Lease Premises. Subtenant agrees to indemnify and save Sublandlord harmless from and against any and all loss, cost, expense or liability resulting from a third party claim arising from the failure of, or the delay by, Subtenant in so surrendering the Premises on or before the Expiration Date, including, without limitation, any claims made by Landlord or any succeeding tenant founded on such failure. Nothing herein contained shall be deemed to permit Subtenant to retain possession of the Premises after the expiration or earlier termination date of the Term, and no acceptance by Sublandlord of payments from Subtenant shall be deemed to be other than on account of the amount to be paid by Subtenant in accordance with the provisions of this Paragraph 19, which provisions shall survive the Expiration Date.

20.Notice. Any notice, consent, approval, agreement, certification, request, invoice, bill, demand, statement, acceptance, or other communication required hereunder (“Notice”) shall be in writing and shall have been duly given or furnished if delivered personally upon receipt, or refusal to receive, or sent by recognized overnight courier upon receipt, or refusal to receive, or after being mailed in a postpaid envelope (certified mail, return receipt requested, only) upon

9

receipt, or refusal to receive, addressed (i) to Sublandlord at 6903 Rockledge Drive, Suite 1500, Bethesda, Maryland 20817, Attention: General Counsel, with a copy to Attention: Managing Director of Global Development, Design and Construction at the same address, or (ii) to Subtenant at the Premises, or to such other address or addresses in the United States of America as either party may designate by a Notice given pursuant thereto.

21.Jury Trial. TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE PARTIES DO HEREBY EXPRESSLY WAIVE ALL RIGHTS TO TRIAL BY JURY ON ANY CAUSE OF ACTION DIRECTLY OR INDIRECTLY INVOLVING THE TERMS, COVENANTS, OR CONDITIONS OF THIS SUBLEASE OR ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS SUBLEASE.

22.Interpretation and Meaning. All terms used in this Sublease shall have the same meaning as the terms used in the Prime Lease, unless specifically defined to the contrary in this Sublease.

23.Condition Precedent. Notwithstanding anything herein to the contrary, this Sublease is expressly conditioned on, and shall not become effective unless and until Landlord has consented to this Sublease by providing written notice of its consent to Sublandlord (which Sublandlord then shares with Subtenant) (the “Consent”). Both Sublandlord and Subtenant agree to cooperate and to use reasonable efforts to obtain the Consent from Landlord. Notwithstanding the foregoing, Sublandlord or Subtenant may terminate this Sublease if Landlord has not provided the Consent on or before the date which is forty-five (45) days after the date of the full execution of this Sublease by Sublandlord and Subtenant. Either party may exercise such termination option by providing written notice to the other party by 5:00 p.m. on the tenth (10th) day following the end of such forty-five (45) day period, provided Landlord shall not have provided its Consent prior to the date of such exercise of the termination option. In the event of such termination, Sublandlord and Subtenant shall be released and discharged from any obligation or liability arising hereunder and Sublandlord shall promptly return any Security Deposit and Rent Payment paid by the Subtenant to Subtenant.

24.Authority. Each party represents and warrants to the other that it has the power and authority to enter into this Sublease, and that this Sublease is the valid and binding obligation of such party and is enforceable against it in accordance with its terms, subject to general equitable principles and creditors’ rights.

25.Counterparts. This Sublease may be executed in multiple counterparts, all of which together shall constitute and be one and the same instrument. Execution and delivery of this Sublease by facsimile or pdf shall be sufficient for all purposes and shall be binding on any person or entity who so executes, subject to any conditions set forth herein.

26.Governing Law. This Sublease shall be construed and enforced in accordance with the laws of the State of California, without regard to any conflict of interest laws.

[Signatures follow on next page]

10

IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Sublease as of the dates set forth below.

SUBLANDLORD:

HOST HOTELS & RESORTS,
L.P., a Delaware limited partnership

By:
Name:
Title:
Date:	,2019

SUBTENANT:

ONCTERNAL THERAPEUTICS,
INC., a Delaware corporation

By:	/s/ Richard Vincent
Name:	Richard Vincent
Title:	CFO
Date:	,2019

[Signature Page to Sublease]

Exhibit A

Premises

(The attached drawing is included merely to show the delineation of the Premises and not for identifying interior walls, furniture or possible uses of spaces.)

Exhibit A

IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Sublease as of the dates set forth below.

SUBLANDLORD:

HOST HOTELS & RESORTS,
L.P., a Delaware limited partnership

By: Host Hotels & Resorts, Inc., a Maryland Corporation, its general partner

By:	/s/ Nathan S. Tyrrell
Name:	Nathan S. Tyrrell
Title:	Executive Vice President
Date:	May 2, 2019

SUBTENANT:

ONCTERNAL THERAPEUTICS,
INC., a Delaware corporation

By:
Name:
Title:
Date:	,2019

[Signature Page to Sublease]

Exhibit B

Declaration

Attached to and made part of the Sublease dated as of the              day of                             , 2019, entered into by and between Host Hotels & Resorts, L.P.,  a Delaware limited partnership, as Sublandlord, and Oncternal Therapeutics, Inc., a Delaware corporation, as Subtenant.

Sublandlord and Subtenant do hereby declare that (a) the Commencement Date is hereby established to be                                , (b) the Expiration Date is hereby established to be March 31, 2021, and (c) there are 4,677 rentable square feet in the Premises. The Sublease is in full force and effect as of the date hereof, sublandlord has fulfilled all of its obligations under the Sublease required to be fulfilled by Sublandlord on or prior to the execution of this Declaration by Subtenant, and Subtenant has no right of set-off against any rentals as of the Date Subtenant has executed this Declaration.

SUBLANDLORD:

HOST HOTELS & RESORTS,
L.P., a Delaware limited liability partnership

By:
Name:
Title:
Date:

SUBTENANT:

ONCTERNAL THERAPEUTICS,
INC., a Delaware corporation

By:	/s/ Richard Vincent
Name:	Richard Vincent
Title:	CFO
Date:

Exhibit B

Exhibit C

FF&E

Furniture listed below and shown on the plan attached hereto as Schedule 1:

(1) Haworth Compose Admin Station

(3) Haworth Compose Standard Stations

(10) Tuohy Xpect, Prato and Spyda Private offices; each office includes a desk, freestanding lateral with stack on bookcase, Workwall, overhead with task light and white back painted glass board, and storage tower

(2) Offices with 36" Round Table

(1) Office with 30 x 60 Oval Table

(26) Haworth Zody Guest Chairs

(3) Haworth Zody Task Chair

(2) Bernhardt Edge Lounge Chairs

(2) Bernhardt Linc Occasional Table

(18) Haworth Zody Conference Chairs

(1) Nucraft Flow 180 x 54 Conference Table

(2) Nucraft Flow 54" wide credenzas

(1) Tuohy 48" Round Table

(3) Humanscale Double Monitor Arms

(10) Humanscale Horizon Task Lights

(3) Humanscale Element Task Light with Tech Base

(1) Bernhardt Blaine Sofa

(3) Haworth Mini Mobile Chairs

(1) Refrigerator

(1) Dishwasher

(1) Microwave

(1) Tall table with 3 stools

Artwork listed on Schedule 2 attached hereto

AV and other equipment listed on Schedule 3 attached hereto

Exhibit C

Schedule 2

VP OFFICE
OPEN OFFICE
OFFICE
QUIET ROOM
PANTRY
RECEPTION
ADMIN
VISITOR
MAIL / COPY
SERVER
208V 30A 1Ø
3W DEDICATED
120V
DEDICATED
COPIER
OUTLET
PLYWOOD

PriceModern

HOST SAN DIEGO

Approval Plan

1 / 1

Schedule 2 KEVIN BARRY FINE ART ASSOCIATE Qty: 1 Medium print on paper Image size: 30”w x 20h ”Matte: 3”white Moulding: 2”Matte White Face: Plexi glass OD size: 40”w x 30”h Hardware: D-ring SM: Loss Angeles 2525 MICHIGN AVENUE, SUITE A8 SANTA MONICA, CA90404 310.264.7777 kevinbarryfineart.com AAL IMAGES IN THIS PDF ARE PROPERTY OF KBFAA AND ARE SUBJECT TO COPYRIGHT. USE OR COPYING OF

IMAGES ARE NOT PERMITTED WITOUT WRITTEN PERMISSION FROM KBFAA.

KEVIN BARRY FINE ART ASSOCIATE Qty: 1 Medium print on paper Image size: 30”w x 20h ”Matte: 3”white Moulding: 2”Matte White Face: Plexi glass OD size: 40”w x 30”h Hardware: D-ring SM: Loss Angeles 2525 MICHIGN AVENUE, SUITE A8 SANTA MONICA, CA90404 310.264.7777 kevinbarryfineart.com AAL IMAGES IN THIS PDF ARE PROPERTY OF KBFAA AND ARE SUBJECT TO COPYRIGHT. USE OR COPYING OF IMAGES ARE NOT PERMITTED WITOUT WRITTEN PERMISSION FROM KBFAA.

KEVIN BARRY FINE ART ASSOCIATE Qty: 1 Medium: print on paper Image size: 22”w x 26h ” Matte: 3”white Moulding: 2”Matte White Face: Plexi glass OD size: 32”w x 36”h Hardware: D-ring SM: Del Mar 2525 MICHIGN AVENUE, SUITE A8 SANTA MONICA, CA90404 310.264.7777 kevinbarryfineart.com AAL IMAGES IN THIS PDF ARE PROPERTY OF KBFAA AND ARE SUBJECT TO COPYRIGHT. USE OR COPYING OF IMAGES ARE NOT PERMITTED WITOUT WRITTEN PERMISSION FROM KBFAA.

KEVIN BARRY FINE ART ASSOCIATE Qty: 1 Medium: print on paper Image size: 17”w x 17h ” Matte: 3”white Moulding: 2”Matte White Face: Plexi glass OD size: 27”w x 27”h Hardware: D-ring SM: San Diego 2525 MICHIGN AVENUE, SUITE A8 SANTA MONICA, CA90404 310.264.7777 kevinbarryfineart.com AAL IMAGES IN THIS PDF ARE PROPERTY OF KBFAA AND ARE SUBJECT TO COPYRIGHT. USE OR COPYING OF IMAGES ARE NOT PERMITTED WITOUT WRITTEN PERMISSION FROM KBFAA.

KEVIN BARRY FINE ART ASSOCIATE Qty: 1 Medium: print on paper Image size: 30”w x 20h ” Matte: 3”white Moulding: 2”Matte White Face: Plexi glass OD size: 40”w x 30”h Hardware: D-ring SM: Hawaii 2525 MICHIGN AVENUE, SUITE A8 SANTA MONICA, CA90404 310.264.7777 kevinbarryfineart.com AAL IMAGES IN THIS PDF ARE PROPERTY OF KBFAA AND ARE SUBJECT TO COPYRIGHT. USE OR COPYING OF IMAGES ARE NOT PERMITTED WITOUT WRITTEN PERMISSION FROM KBFAA.

KEVIN BARRY FINE ART ASSOCIATE Qty: 1 Medium: print on paper Image size: 17”w x 17h ” Matte: 3”white Moulding: 2”Matte White Face: Plexi glass OD size: 27”w x 27”h Hardware: D-ring SM: Settle 2525 MICHIGN AVENUE, SUITE A8 SANTA MONICA, CA90404 310.264.7777 kevinbarryfineart.com AAL IMAGES IN THIS PDF ARE PROPERTY OF KBFAA AND ARE SUBJECT TO COPYRIGHT. USE OR COPYING OF IMAGES ARE NOT PERMITTED WITOUT WRITTEN PERMISSION FROM KBFAA.

KEVIN BARRY FINE ART ASSOCIATE Qty: 1 Medium: print on paper Image size: 20”w x 30h ” Matte: 3”white Moulding: 2”Matte White Face: Plexi glass OD size: 30”w x 40”h Hardware: D-ring SM: Denver 2525 MICHIGN AVENUE, SUITE A8 SANTA MONICA, CA90404 310.264.7777 kevinbarryfineart.com AAL IMAGES IN THIS PDF ARE PROPERTY OF KBFAA AND ARE SUBJECT TO COPYRIGHT. USE OR COPYING OF IMAGES ARE NOT PERMITTED WITOUT WRITTEN PERMISSION FROM KBFAA.

KEVIN BARRY FINE ART ASSOCIATE Qty: 1 Medium: print on paper Image size: 30”w x 20h “ Matte: 3”white Moulding: 2”Matte White Face: Plexi glass OD size: 40”w x 30”h Hardware: D-ring SM: Phoenix 2525 MICHIGN AVENUE, SUITE A8 SANTA MONICA, CA90404 310.264.7777 kevinbarryfineart.com AAL IMAGES IN THIS PDF ARE PROPERTY OF KBFAA AND ARE SUBJECT TO COPYRIGHT. USE OR COPYING OF IMAGES ARE NOT PERMITTED WITOUT WRITTEN PERMISSION FROM KBFAA.

KEVIN BARRY FINE ART ASSOCIATE Qty: 1 Medium: print on paper Image size: 30”w x 20”h Matte: 3”white Moulding: 2”Matte White Face: Plexi glass OD size: 40”w x 30”h Hardware: D-ring SM: Orange County 2525 MICHIGN AVENUE, SUITE A8 SANTA MONICA, CA90404 310.264.7777 kevinbarryfineart.com AAL IMAGES IN THIS PDF ARE PROPERTY OF KBFAA AND ARE SUBJECT TO COPYRIGHT. USE OR COPYING OF

IMAGES ARE NOT PERMITTED WITOUT WRITTEN PERMISSION FROM KBFAA.

KEVIN BARRY FINE ART ASSOCIATE Qty: 1 Medium: print on paper Image size: 20”w x 30”h Matte: 3”white Moulding: 2”Matte White Face: Plexi glass OD size: 30”w x 40”h Hardware: D-ring SM: Donkey 2525 MICHIGN AVENUE, SUITE A8 SANTA MONICA, CA90404 310.264.7777 kevinbarryfineart.com AAL IMAGES IN THIS PDF ARE PROPERTY OF KBFAA AND ARE SUBJECT TO COPYRIGHT. USE OR COPYING OF IMAGES ARE NOT PERMITTED WITOUT WRITTEN PERMISSION FROM KBFAA.

KEVIN BARRY FINE ART ASSOCIATE Qty: 1 Medium: print on paper Image size: 38”w x 30”h Matte: 3”white Moulding: 2”Matte White Face: Plexi glass OD size: 48”w x 40”h Hardware: D-ring SM: GOLF 2525 MICHIGN AVENUE, SUITE A8 SANTA MONICA, CA90404 310.264.7777  evinbarryfineart.com AAL IMAGES IN THIS PDF ARE PROPERTY OF KBFAA AND ARE SUBJECT TO COPYRIGHT. USE OR COPYING OF IMAGES ARE NOT PERMITTED WITOUT WRITTEN PERMISSION FROM KBFAA.

KEVIN BARRY
FINE ART ASSOCIATES

Qty: 1
Title: Last Wave
Artist: Hobbs
Medium: Giclee on stretched canvas
Image size: 60"w x 48"h
Moulding: 7/16" black floater frame
OD size: 61 ½"w x 49 ½"h
Hardware: Security
SM: Lobby waiting area

[redacted]

KEVIN BARRY FINE ART ASSOCIATE Qty: 1 Title: Last Wave Artist: Hobbs Medium: Giclee on stretched canvas Image size: 60”w x 48”h Moulding: 7/16”black floater frame OD size: 11.5”w x 49.5”h Hardware: Security SM:Lobby waiting are 2525 MICHIGN AVENUE, SUITE A8 SANTA MONICA, CA90404 310.264.7777 kevinbarryfineart.com AAL IMAGES IN THIS PDF ARE PROPERTY OF KBFAA AND ARE SUBJECT TO COPYRIGHT. USE OR COPYING OF IMAGES ARE NOT PERMITTED WITOUT WRITTEN PERMISSION FROM KBFAA.

KEVIN BARRY
FINE ART ASSOCIATES

Qty: 1
Title: Stratosphere
Artist: Ridgers
Medium: giclee on stretched canvas
Image size: 24"w x 60"h
Moulding: 7/16" black floater frame
OD size: 25 ½"w x 61 ½"h
Hardware: Security
SM: End of Hallway

[redacted]

KEVIN BARRY FINE ART ASSOCIATE Qty: 1 Title: Stratosphere Artist: Ridgers Medium: giclee on stretched canvas Image size: 24”w x 60h “ Moulding: 7/16”black floater frame OD size: 25.5”w x 60.5”h Hardware: Security SM: End of Hallway 2525 MICHIGN AVENUE, SUITE A8 SANTA MONICA, CA90404 310.264.7777 kevinbarryfineart.com

AAL IMAGES IN THIS PDF ARE PROPERTY OF KBFAA AND ARE SUBJECT TO COPYRIGHT. USE OR COPYING OF IMAGES ARE NOT PERMITTED WITOUT WRITTEN PERMISSION FROM KBFAA.

KEVIN BARRY
FINE ART ASSOCIATES

Qty: 1
Title: Away we go I
Artist: Stockstill
Material: Giclee on stretched canvas
Image size: 48"w x 48"h
Moulding: 7/16" black floater frame
OD size: 49 ½"w x 49 ½"h
Hardware: Security
SM: Conference room

[redacted]

KEVIN BARRY FINE ART ASSOCIATE Qty: 1 Title: Away we go I Artist: Stockstill

Material: Giclee on stretched canvas Image size: 48”w x 48”h Moulding: 7/16”black floater frame OD size: 49.5”w x 49.5”h Hardware: Security SM: Conference room 2525 MICHIGN AVENUE, SUITE A8 SANTA MONICA, CA90404 310.264.7777 kevinbarryfineart.com AAL IMAGES IN THIS PDF ARE PROPERTY OF 10

DocuSign Envelope ID: BD0E3482-031F-4FBD-9EDD-8B3D3DCE53DD

Schedule 3

AV and Other Equipment

Equipment	Count
Cisco 3650	1
Meraki MR34 APs	2
AudioCode Unit (for Phones)	1
PolyCom Lync Phones	15
Juniper Firewall	1
RoboShot 30 Camera (conference room)	1
Polycom CX8000 (conference room)	1
80” Touch Screen Display (conference room)	1
Presentation System 300 (conference room)	1
Supporting modules and hardware (conference room)	n/a